UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                              April 30, 2004
                              --------------
                              Date of Report
                    (Date of earliest event reported)


                      OAK RIDGE MICRO-ENERGY, INC.
                      ----------------------------
           (Exact name of registrant as specified in its charter)


     COLORADO                   033-20344-LA                    84-1077242
     --------                   ------------                    ----------
   (State or other         (Commission File Number)           (IRS Employer
   jurisdiction of                                           Identification
    incorporation)                                                 No.)

                             275 Midway Lane
                         Oak Ridge, Tennessee 37830
                         --------------------------
                   (Address of Principal Executive Offices)

                              (865) 220-8886
                              --------------
                       (Registrant's Telephone Number)


                                   N/A
                         --------------------------
         (Former Name or Former Address if changed Since Last Report)
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Item 1.   Changes in Control of Registrant.
          ---------------------------------

     None; not applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     None; not applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

     None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

     None; not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

     A dispute arose between the Company, Global Opportunity GmbH & Co., a corporation organized under the laws of Germany and the Company's Regulation S placement agent ("Global"), and Global related persons or entities, regarding the Company's recent Regulation S offering. The dispute has been settled pursuant to a Compromise and Settlement Agreement ("Settlement Agreement"), a copy of which is attached hereto and incorporated herein by reference, and by which the Company decreased its Regulation S offering to the 800,000 $1.25 Units that had been sold and which Units consisted of one common share and a one year warrant to purchase one additional common share at a purchase price of $1.25. The Regulation S offering was then terminated as of April 1, 2004.

     The terms of the Settlement Agreement are as follows:

     1. The Company agreed to issue and deliver to Global, pursuant to its instructions, 200,000 shares of its common stock that are "restricted securities" as that term is defined under Rule 144 of the Securities and Exchange Commission as compensation in connection with the offer and sale of the Units under the Global Letter Agreement which is attached to the Settlement Agreement as Exhibit A and incorporated herein by reference.

     2. The Company also agreed to refund $18,575.07 to Global which represented the balance of funds wired to the Company that exceeded payment for the 800,000 Units sold by Global.

     3. The Company further agreed to issue and deliver the balance of any common shares not previously issued and delivered to purchasers of the 800,000 Units sold by Global, and to issue and deliver the 800,000 warrants which comprised a portion of the Units sold by Global.

     4. The Company additionally agreed to pay to Global $41,354 which sum represents the balance owing to Global or Global related entities for compensation in the amount of $0.10 per each Unit sold or a total amount of $80,000, $38,646 of which has been previously paid.

     5. The Company also agreed to pay Global $0.125 per each warrant that is exercised of the 800,000 Units sold by Global under the Global Letter Agreement, within 10 days of the receipt of funds for the exercise of any such warrants.

     6. Oak Ridge Micro-Energy Europa AG, a Global related entity and a corporation organized under the laws of Germany ("Oak Ridge Europa"), and all other Global related persons or entities, agreed (i) to change its name to a name that does not indicate any affiliation with the Company or the Company's technology; (ii) to not use the name "Oak Ridge" for any purpose whatsoever without the prior written consent of the Company; and (iii) to not represent in any manner that they are anything other than "stockholders" of the Company.


Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

     None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

     None; not applicable.

          (b)  Pro Forma Financial Information.

     None; not applicable.

          (c) Exhibits.

     99.1      Compromise and Settlement Agreement

               Exhibit A - Global Letter Agreement
               Exhibit B - Wire Transfers
               Exhibit C - Issuance Instructions

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          None; not applicable.

                           SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OAK RIDGE MICRO-ENERGY, INC.

DATED:   5/6/04                            /s/ Mark Meriwether
       ------------------                ----------------------------
                                         Mark Meriwether
                                         President, Secretary and Director
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